UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2012

Live Nation Entertainment, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2012, Live Nation Entertainment, Inc. (“Live Nation”) entered into an agreement (the “Agreement”), by and among Irving Azoff (“Azoff”), Irving Azoff and Rochelle Azoff, as Co-Trustees of the Azoff Family Trust of 1997, dated May 27, 1997, as amended (the “Azoff Trust”), Live Nation and Front Line Management Group, Inc. (“FMLG”), pursuant to which, among other things and as set forth further below, (a) Mr. Azoff, who previously served as Live Nation’s Executive Chairman and Chairman of its Board of Directors (the “Board”), resigned as an officer, director and employee of Live Nation and all of its subsidiaries effective as of December 31, 2012; (b) Live Nation made certain payments to Mr. Azoff and accelerated the vesting of certain of Mr. Azoff’s outstanding equity awards; and (c) Mr. Azoff re-affirmed his existing non-competition agreement, subject to certain limited carve-outs which will permit Mr. Azoff to manage certain artists and engage in certain other activities following his employment with Live Nation.

A Special Committee of the Board comprised solely of disinterested directors negotiated the terms of the Agreement and evaluated the fairness of the transactions to Live Nation. The transactions contemplated by the Agreement were consummated on December 31, 2012 (the “Closing Date”), and the terms of the Agreement were approved by the Board acting upon the recommendation of the Special Committee.

Pursuant to the Agreement, Azoff and the Azoff Trust received, or will receive, the following payments and other consideration as payment in full of all amounts owed to Azoff under each of (a) that certain Amended and Restated Employment Agreement, dated as of October 21, 2009, by and between Azoff and FLMG (the “FLMG Employment Agreement”) and (b) that certain Employment Agreement, dated as of October 21, 2009, by and between Azoff and Live Nation (as successor to Ticketmaster Entertainment, Inc.) (the “LNE Employment Agreement”):

•	the payment of:

•	any base salary due to Azoff under the FLMG Employment Agreement through December 31, 2012;

•	$2,000,000, representing the annual bonus due to Azoff under the FLMG Employment Agreement for the fiscal year ended December 31, 2012; and

•	$1,500,000, representing the annual bonus due to Azoff under the LNE Employment Agreement for the fiscal year ended December 31, 2012, subject to the payment of any excess due to Azoff under the LNE Employment Agreement when the final amount of such annual bonus has been determined;

•	$8,236,020, in full satisfaction of that certain Note, dated January 24, 2010, among Live Nation (as successor to Ticketmaster Entertainment, Inc.), Azoff and the Azoff Trust, which would otherwise have matured on October 1, 2013;

•	the accelerated vesting of 1,474,372 shares of restricted Live Nation common stock, which would otherwise have vested in full on October 29, 2013, together with the delivery of an additional 196,007 shares of Live Nation common stock, in satisfaction of the “settlement amount” due to Azoff under the LNE Employment Agreement (based upon the closing price of Live Nation’s common stock on December 28, 2012);

•	the accelerated vesting of an aggregate of 664,450 unvested options to acquire Live Nation common stock at exercise prices ranging from $8.71 to $11.44, subject to the extended exercise period of six months following Azoff’s termination applicable to all of his vested, unexercised stock options; and

•	the accelerated vesting of an aggregate of 325,934 unvested shares of restricted Live Nation common stock and restricted stock units.

On the Closing Date, each of the FLMG Employment Agreement and the LNE Employment Agreement were terminated, except for those terms which expressly survive as set forth in the Agreement.

In connection with the transactions contemplated by the Agreement, Azoff and the Azoff Trust expressly acknowledged and reaffirmed the noncompetition and other restrictive covenants (the “Restrictive Covenants”) included in that certain Stock Purchase Agreement, dated as of February 4, 2011, by and among Live Nation, FLMG, Azoff, the Azoff Trust and the other parties thereto, each of which would remain in full force and effect in accordance with their terms, subject to waivers granted by Live Nation and FLMG to permit Azoff to (a) represent or manage certain specifically enumerated artists currently managed by Azoff and/or FLMG and certain additional artists over time who meet certain mutually agreed financial performance thresholds, (b) engage in music recording and publishing, certain non-music, audio and visual media and certain marketing and advertising services and (c) employ a limited number of current FLMG employees.

In addition, pursuant to the Agreement, Azoff and the Azoff Trust have agreed to refrain from hiring any additional managers, acquiring any music manager or management business or soliciting any managers or other personnel of Live Nation or any of its affiliates until the expiration of the Restrictive Covenants. Azoff has also agreed to offer Live Nation and its affiliates certain touring, VIP ticketing and merchandising opportunities in respect of the artists he will be permitted to manage pursuant to the waivers of the Restrictive Covenants described above. Live Nation and Azoff also each executed and delivered mutual general releases effective as of the Closing Date.

Live Nation issued a press release in respect of the foregoing on December 31, 2012. Copies of the Agreement and of that press release are attached as Exhibits 10.1 and 99.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The description of the Agreement above is a summary only and is qualified in its entirety by the text of the full Agreement, as incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 above is incorporated by reference into this Item 1.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 above is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Agreement, entered into as of December 31, 2012, by and among Irving Azoff, the Azoff Family Trust of 1997, Live Nation Entertainment, Inc. and Front Line Management Group, Inc.
10.2
Employment Agreement, dated October 21, 2009, among Irving Azoff,
Ticketmaster Entertainment, Inc. and the Azoff Family Trust of 1997
(incorporated by reference to Exhibit 10.1 to Ticketmaster Entertainment
LLC’s Form 8-K filed on October 22, 2009).

10.3
Amended and Restated Employment Agreement, dated October 21, 2009, between
Front Line Management Group, Inc. and Irving Azoff (incorporated by reference to Exhibit 10.2 to Ticketmaster Entertainment LLC’s Form 8-K filed on October 22, 2009).

10.4
Note, dated January 24, 2010, among Ticketmaster Entertainment, Inc., Azoff
Family Trust of 1997 and Irving Azoff (incorporated by reference to Exhibit
10.17 to Live Nation’s Annual Report on Form 10-K filed on February 25,
2010).

10.5
Stock Purchase Agreement, dated as of February 4, 2011, by and among Live
Nation Entertainment, Inc., FLMG Holdings Corp., Irving Azoff, the Azoff
Family Trust of 1997, dated May 27, 1997, as amended, Madison Square Garden,
L.P., LNE Holdings, LLC, and Front Line Management Group, Inc. (incorporated by reference to Exhibit 10.1 to Live Nation’s Form 8-K filed on February 7,
2011).

99.1	Press release issued by Live Nation Entertainment, Inc. on December 31, 2012.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

December 31, 2012	By:	Brian Capo

Name: Brian Capo
Title: Senior Vice President and Chief Accounting Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Agreement, entered into as of December 31, 2012, by and among Irving Azoff, the Azoff Family Trust of 1997, Live Nation Entertainment, Inc. and Front Line Management Group, Inc.
10.2	Employment Agreement, dated October 21, 2009, among Irving Azoff, Ticketmaster Entertainment, Inc. and the Azoff Family Trust of 1997 (incorporated by reference to Exhibit 10.1 to Ticketmaster Entertainment LLC’s Form 8-K filed on October 22, 2009).
10.3	Amended and Restated Employment Agreement, dated October 21, 2009, between Front Line Management Group, Inc. and Irving Azoff (incorporated by reference to Exhibit 10.2 to Ticketmaster Entertainment LLC’s Form 8-K filed on October 22, 2009).
10.4	Note, dated January 24, 2010, among Ticketmaster Entertainment, Inc., Azoff Family Trust of 1997 and Irving Azoff (incorporated by reference to Exhibit 10.17 to Live Nation’s Annual Report on Form 10-K filed on February 25, 2010).
10.5	Stock Purchase Agreement, dated as of February 4, 2011, by and among Live Nation Entertainment, Inc., FLMG Holdings Corp., Irving Azoff, the Azoff Family Trust of 1997, dated May 27, 1997, as amended, Madison Square Garden, L.P., LNE Holdings, LLC, and Front Line Management Group, Inc. (incorporated by reference to Exhibit 10.1 to Live Nation’s Form 8-K filed on February 7, 2011).
99.1	Press release issued by Live Nation Entertainment, Inc. on December 31, 2012.